UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): May 5, 2020

MANHATTAN SCIENTIFICS, INC.
(Exact name of registrant as specified in charter)

Delaware	000-28411	85-0460639
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

244 Fifth Avenue, Suite 2341

New York, New York 10001

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 541-2405

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: Not applicable.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable.

Section 4 - Matters Related to Accountants and Financial Statements.

Item 4.01 Change in Registrant’s Certifying Accountant.

On May 5, 2020, Manhattan Scientifics, Inc. (the “Company”) approved the selection of Sadler, Gibb & Associates, LLC (“Sadler Gibb”) as its independent registered public accounting firm replacing Prager Metis CPAs, LLC (“Prager”).

(a) Resignation of Independent Registered Public Accounting Firm

On May 5, 2020, the Company dismissed Prager as the Company’s independent registered public accounting firm. Prager was engaged by the Company on April 10, 2019, for the Company’s fiscal year ended December 31, 2019. The reports of Prager on the financial statements of the Company as of and for the fiscal year ended December 31, 2019 and the subsequent interim period from December 31, 2019 through the date of this report, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. The change was approved by the Company’s Board of Directors.

During the Company’s fiscal years ended December 31, 2019 and the subsequent interim period from December 31, 2019 through the date of this report: (i) there have been no disagreements with Prager on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Prager, would have caused it to make reference to the subject matter of the disagreement in connection with its reports for such periods and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Prager with a copy of this disclosure set forth under this Item 4.01 and was requested to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements. A copy of the letter from Prager is attached hereto as Exhibit 16.

(b) Engagement of Independent Registered Public Accounting Firm

On May 5, 2020 (the “Engagement Date”), the Company engaged Sadler, Gibb & Associates, LLC (“Sadler Gibb”) as its registered public accounting firm for the Company’s fiscal year ended December 31, 2020. The decision to engage Sadler Gibb as the Company’s independent public accounting firm was approved by the Company’s Board of Directors

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with Sadler Gibb regarding either:

1.

The application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.

Any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit
Number	Description

16	Letter to the Securities and Exchange Commission from Prager Metis CPAs, LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANHATTAN SCIENTIFICS, INC.

Date: May 11, 2020	By:	/s/ Emmanuel Tsoupanarias
	Name:	Emmanuel Tsoupanarias
	Title:	Chief Executive Officer

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